                                                                    EXHIBIT 23.1

                           [LABONTE & CO. LETTERHEAD]




April 18, 2001


U.S. Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washingtion, D.C. 20549


RE:  INTERNETSTUDIOS.COM, INC. - FORM 10K


Dear Sir/Madame:

We hereby consent to the incorporation by reference in this Annual Report on Form 10K of our auditors' report dated February 29, 2000 for the years ended December 31, 1999 and 1998.


Sincerely,





-----------------------------------------
LaBonte & Co.